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_______________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 9, 2001


                       STEWART & STEVENSON SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


TEXAS                                   0-8493              74-1051605
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification No.)


2707 NORTH LOOP WEST
HOUSTON, TEXAS                                              77008
(Address of principal executive offices)                    (Zip code)


      Registrant's telephone number, including area code:  (713) 868-7700

_______________________________________________________________________________

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Item 5. OTHER EVENTS.

On May 9, 2001, Stewart & Stevenson Services, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the Company's Fiscal First Quarter Earnings Release and Conference Call Schedule.

Item 7. EXHIBITS.

Exhibit 99.1 Company Press Release dated May 9, 2001, titled Stewart & Stevenson Services Announces Fiscal First Quarter Earnings Release and Conference Call Schedule.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    STEWART & STEVENSON SERVICES, INC.



Date: May 9, 2001                   By:   /s/ John H. Doster
                                       -------------------------------------
                                       Name:  John H. Doster
                                       Title: Senior Vice President and Chief
                                              Financial officer

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EXHIBIT INDEX

Company Press Release May 9, 2001, titled Stewart & Stevenson Services Announces Fiscal First Quarter Earnings Release and Conference Call Schedule.